                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 18, 2000


                        PLUM CREEK TIMBER COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-10239               91-1443693
(State or Other Jurisdiction    (Commission File        (I.R.S. Employer
       of Incorporation)             Number)            Identification No.)


                999 Third Avenue, Seattle, Washington 98104-4097
              (Address of Principal Executive Offices) (Zip Code)

                                 (206) 467-3600
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
      (Registrant's Name or Former Address, if Changed Since Last Report)

          The text of the Form 8-K filed by Plum Creek Timber Company, Inc. ("Plum Creek") on July 20, 2000 is hereby amended to read in its entirety as follows:

Item 5.   Other Events.
          ------------

          On July 18, 2000, Plum Creek Timber Company, Inc. ("Plum Creek") and Georgia-Pacific Corporation ("Georgia-Pacific") announced that Plum Creek, Georgia-Pacific and North American Timber Corp., NPI Timber, Inc., GNN Timber, Inc., LRFP Timber, Inc., and NPC Timber, Inc., each a wholly owned subsidiary of Georgia-Pacific (each a "Spinco" and collectively "The Timber Company"), had entered into an Agreement and Plan of Merger, dated as of July 18, 2000 (the "Merger Agreement") pursuant to which (i) immediately prior to the mergers referred to in clause (ii) Georgia-Pacific will redeem all of the outstanding shares of Georgia-Pacific Corporation-Timber Company Common Stock, par value $0.80 per share ("Timber Stock") in exchange for all of the outstanding shares of each of the Spincos by issuing one unit (a "Unit"), consisting of one share of common stock of each Spinco, for each share of Timber Stock then outstanding and (ii) each of the Spincos will merge with and into Plum Creek, with Plum Creek as the surviving corporation (the "Mergers"). In connection with the Mergers, each Unit will be exchanged for 1.37 shares of Plum Creek common stock, par value $.01 per share ("Plum Creek Common Stock").

          The Mergers are subject, among other things, to approval by the stockholders of Plum Creek and the holders of the outstanding shares of Timber Stock, and receipt of a ruling from the Internal Revenue Service that the transaction is tax-free to Georgia-Pacific and Plum Creek, and to the shareholders of Timber Stock. The transaction is also subject to receipt of applicable governmental approvals and the satisfaction of customary closing conditions.

          PC Advisory Partners I, L.P. and PC Intermediate Holdings, L.P. (together, the "Securityholders"), which own 164,987 and 16,333,722 shares of Plum Creek Common Stock, respectively, and 6,346 and 628,220 shares of Plum Creek special voting common stock, par value $.01 per share (the "Plum Creek Special Voting Common Stock"), respectively, representing, in the aggregate, approximately 24.99% of the outstanding Plum Creek Common Stock (assuming each share of Plum Creek Special Voting Common Stock is converted into Plum Creek Common Stock), have agreed, pursuant to a Voting Agreement and Consent dated as of July 18, 2000 by and among Plum Creek, Georgia-Pacific and the Securityholders (the "Voting Agreement"), subject to the terms and conditions contained therein, to vote to approve the Merger Agreement, the Mergers and the transactions contemplated thereby.

          The Merger Agreement, the Voting Agreement and the joint press release are incorporated by reference into this Item 5, and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(c)       Exhibits:

     5.1 Agreement and Plan of Merger, dated as of July 18, 2000, by and among Plum Creek Timber Company, Inc., a Delaware corporation, Georgia-Pacific Corporation, a Georgia corporation and North American Timber Corp., NPI Timber, Inc., GNN Timber, Inc., LRFP Timber, Inc., and NPC Timber, Inc., each a Delaware corporation and a wholly owned subsidiary of Georgia-Pacific Corporation. (Incorporated by reference to Form 8-K, File No. 1-10239, filed by Plum Creek on July 20, 2000).

     9.1 Voting Agreement and Consent dated as of July 18, 2000, by and among Plum Creek Timber Company, Inc., a Delaware corporation, Georgia-Pacific Corporation, a Georgia corporation and each of the security holders party thereto. (Incorporated by reference to Form 8-K, File No. 1-10239, filed by Plum Creek on July 20, 2000).

     99.1 Joint Press Release, dated July 18, 2000. (Incorporated by reference to Form 8-K, File No. 1-10239, filed by Plum Creek on July 20, 2000).


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PLUM CREEK TIMBER COMPANY, INC.



                         By:  /s/ William R. Brown
                              ----------------------------------------
                                          WILLIAM R. BROWN
                              Executive Vice President and
                              Chief Financial Officer
                              (Duly Authorized Officer and Principal
                              Financial and Accounting Officer)


Date:  July 24, 2000

                                 EXHIBIT INDEX

Exhibit
Designation    Nature of Exhibit
-----------    -----------------

5.1 Agreement and Plan of Merger, dated as of July 18, 2000, by and among Plum Creek Timber Company, Inc., a Delaware corporation, Georgia-Pacific Corporation, a Georgia corporation and North American Timber Corp., NPI Timber, Inc., GNN Timber, Inc., LRFP Timber, Inc., and NPC Timber, Inc., each a Delaware corporation and a wholly owned subsidiary of Georgia-Pacific Corporation. (Incorporated by reference to Form 8-K, File No. 1-10239, filed by Plum Creek on July 20, 2000).

9.1 Voting Agreement and Consent dated as of July 18, 2000, by and among Plum Creek Timber Company, Inc., a Delaware corporation, Georgia-Pacific Corporation, a Georgia corporation and each of the security holders party thereto. (Incorporated by reference to Form 8-K, File No. 1-10239, filed by Plum Creek on July 20,
               2000).

99.1 Joint Press Release, dated July 18, 2000. (Incorporated by reference to Form 8-K, File No. 1-10239, filed by Plum Creek on July 20, 2000).